RBC FUNDS TRUST

RBC Mid Cap Value Fund

(All Share Classes)

Supplement dated August 25, 2017 to the RBC Equity Funds’ Prospectus and Statement of Additional Information dated January 27, 2017 (as may be supplemented from time to time)

Notice of Liquidation of the RBC Mid Cap Value Fund (the “Fund”). The Board of Trustees of the Fund has approved the liquidation and dissolution of the Fund on or about September 28, 2017 (the “Liquidation Date”). Effective immediately, the Fund may depart from its stated investment objective and strategy as it increases its cash holdings in preparation for its liquidation. The Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate, subject to ratification by the Board. Capital gain distributions, if any, may be paid on or prior to the Liquidation Date.

Effective on or about August 28, 2017, the Fund will suspend all purchases and exchanges into the Fund other than purchases through dividend reinvestment, in order to facilitate an orderly liquidation. You may redeem your Fund shares at any time before the liquidation, as the Fund will continue to process redemptions in the ordinary course until the Liquidation Date. No sales charge, contingent deferred sales load or redemption fee will be imposed in connection with a redemption. If you do not redeem your Fund shares prior to the Liquidation Date, the Fund will automatically redeem your shares and forward the proceeds to you based on the instructions listed on your account.

If you are invested in the Fund through a tax-deferred account (e.g., an IRA) and you do not arrange to liquidate the shares held in such account prior to the Fund liquidation date, the liquidation proceeds will be reinvested in shares of the U.S. Government Money Market Fund, the shares of which will continue to be held in the tax-deferred account until you provide instructions. You should consult your personal tax advisor concerning your particular tax situation.

The sale, exchange or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE